UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2021

Haymaker Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Delaware	001-40128	85-1791125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Madison Avenue, Floor 12 New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	HYACU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	HYAC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	HYACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2021, Haymaker Acquisition Corp. III, a Delaware corporation (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Haymaker Sponsor III LLC, a Delaware limited liability company (the “Sponsor”), BioTe Holdings, LLC, a Nevada limited liability company (“BioTE”), BioTe Management, LLC, a Nevada limited liability company, Dr. Gary Donovitz, in his individual capacity, and Teresa S. Weber, in her capacity as the members’ representative (in such capacity, the “Members’ Representative”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

Business Combination Agreement

Structure and Consideration

Following the Closing, the combined Company will be organized in an “Up-C” structure in which substantially all of the assets and the business of the combined Company will be held by BioTE and its subsidiaries, and the Company’s only direct assets will consist of common units of BioTE (the “BioTE Units”). Assuming that none of the Company’s current stockholders exercise their right to redeem their shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), and subject to certain adjustments pursuant to the Business Combination Agreement, as of immediately following the Closing and without giving effect to the Member Earnout Units, Sponsor Earnout Shares (each as defined below) or outstanding warrants to purchase Class A Common Stock, the Company is expected to own, directly or indirectly, approximately 52% of the BioTE Units and will control BioTE as the sole manager of BioTE in accordance with the terms of the BioTE A&R LLCA (as defined and discussed below) and all remaining BioTE Units will be owned by the members of BioTE as of the consummation of the Business Combination (the “Members”). Upon consummation of the Transactions contemplated by the Business Combination Agreement, the Company will change its name to “biote Corp.”

Pursuant to the Business Combination Agreement, on the terms and subject to the conditions set forth therein, at the time of the closing of the Business Combination (the “Closing”), (x) in exchange for BioTE Units, the Company will contribute to BioTE cash and the number of shares of newly issued Class V common stock, par value $0.0001 per share, of the Company (the “Class V Voting Stock”) equal to the number of Retained BioTE Units (as defined below), which will entitle its holder to one vote per share but no right to dividends or distributions and certain rights under the Tax Receivable Agreement (as defined below) and (y) immediately thereafter, BioTE will distribute to the Members the shares of Class V Voting Stock received by BioTE and up to approximately $200,000,000 of cash consideration.

At the Closing, BioTE will transfer to the Company a number of BioTE Units equal to the number of shares of Class A Common Stock issued and outstanding as of immediately prior to the Closing (after giving effect to any Company stockholder redemptions and the Class B Common Stock Conversion (as defined below)). The Members will, immediately following the Closing, retain an aggregate number of BioTE Units (such BioTE Units retained by the Members, the “Retained BioTE Units”) equal to the following (without duplication between clauses (y) and (z)): (w) (i) (A) BioTE’s equity value (i.e., $555,000,000), minus (B) the aggregate amount of Company Transaction Expenses (as defined in the Business Combination Agreement), minus (C) the Cash Consideration (as defined below), if any, divided by (ii) $10.00, plus (x) the Member Earnout Units (as defined below), minus (y) a number of BioTE Units equal to the number of shares of Class A Common Stock to be issued to the Phantom Equity Holders (as defined in the Business Combination Agreement) pursuant to the Phantom Equity Acknowledgements (as defined in the Business Combination Agreement) (or the existing underlying phantom equity documentation with respect to any Phantom Equity Holder who has not entered into a Phantom Equity Acknowledgement as of the Closing), minus (z) a number of BioTE Units equal to the quotient of (i) the amount of cash payable to the Phantom Equity Holders pursuant to the Phantom Equity Acknowledgments (or the existing underlying phantom equity documentation with respect to any Phantom Equity Holder who has not entered into a Phantom Equity Acknowledgement as of the Closing), divided by (ii) $10.00.

In connection with the Closing, on the date of the Closing (the “Closing Date”), (i) 10,000,000 Retained BioTE Units (the “Member Earnout Units”) held by the Members and an equal number of shares of Class V Voting Stock issued to the Members by the Company (the “Earnout Voting Shares”) in connection with the Business Combination, and (ii) 1,587,500 shares (the “Sponsor Earnout Shares”) of Class A Common Stock held by the Sponsor after giving effect to the Class B Common Stock Conversion and an equal number of BioTE Units (the “Sponsor Earnout Units” ) held by the Company, will be subject to certain restrictions and potential forfeiture pending the achievement (if any) of certain earnout targets pursuant to the terms of the Business Combination Agreement. In addition, up to 793,750 shares of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”) held by the Sponsor will be subject to forfeiture based on the amount of Company cash remaining in the Company’s trust account after giving effect to any Company stockholder redemptions and any pre-Closing equity financing by the Company. One third of each of the Member Earnout Units, Earnout Voting Shares, Sponsor Earnout Shares and Sponsor Earnout Units will vest upon the occurrence of each of the following events: (i) the first time, prior to the five-year anniversary of the Closing Date (the “Earnout Deadline”), the volume-weighted average share price of the Class A Common Stock (the “VWAP”) equals or exceeds $12.50 per share for 20 Trading Days (as defined in the Business Combination Agreement) of any 30 consecutive Trading Day period following the Closing, (ii) the first time, prior to the Earnout Deadline, the VWAP equals or exceeds $15.00 per share for 20 Trading Days of any 30 consecutive Trading Day period following the Closing, and (iii) the first time, prior to the Earnout Deadline, the VWAP equals or exceeds $17.50 per share for 20 Trading Days of any 30 consecutive Trading Day period following the Closing. If a definitive agreement with respect to a Change of Control (as defined in the Business Combination Agreement) is entered into on or prior to the Earnout Deadline, then effective as of immediately prior to closing of such Change of Control, unless previously vested pursuant to clauses (i) through (iii) of the preceding sentence, each of the Member Earnout Units, Earnout Voting Shares, Sponsor Earnout Shares and Sponsor Earnout Units will vest.

In connection with the Closing, pursuant to the terms and conditions of the amended and restated certificate of incorporation of Company, dated as of March 1, 2021 (the “Current Certificate of Incorporation”), and the Sponsor Letter Agreement (as defined below), all then-outstanding shares of Class B Common Stock will be converted into shares of Class A Common Stock (after giving effect to the Sponsor Letter Agreement (as defined below)) on a one-for-one basis and into an aggregate number of 7,937,500 shares of Class A Common Stock (the “Class B Common Stock Conversion”).

Pursuant to the Business Combination Agreement, the “Cash Consideration” will be equal to the portion of the aggregate consideration paid or payable to the Gary S. Donovitz 2012 Irrevocable Trust (the “Selling Member”) that is paid in cash, which amount shall in no event exceed $200,000,000.

At the Closing and in consideration for the acquisition of BioTE Units by the Company, the Company and BioTE and its subsidiaries will, subject to the Business Combination Agreement and the Trust Agreement (as defined in the Business Combination Agreement), disburse the Closing Date Cash for the following purposes and in the following order of priority: (a) first, payment of unpaid Transaction Expenses (as defined in the Business Combination Agreement), (b) second, payment to BioTE (for use by BioTE and its subsidiaries) in the amount of $75,000,000, (c) third, payment of Cash Consideration to the Selling Member in the amount of $50,000,000, (d) fourth, payment to BioTE (for use by BioTE and its subsidiaries) in the amount of $75,000,000, (e) fifth, payment of Cash Consideration to the Selling Member in the amount of $75,000,000, (f) sixth, payment to BioTE and the Selling Member such that BioTE and the Selling Member receive 37.8% and 62.2%, respectively, of the remaining Closing Date Cash until BioTE and the Selling Member have received aggregate payments pursuant to this clause (f) equal to $45,000,000 and $74,000,000, respectively, and (g) seventh, payment to BioTE (for use by BioTE and its subsidiaries).

Beginning on the six month anniversary of the Closing, each Retained BioTE Unit held by the Members may be exchanged, together with one share of Class V Voting Stock and subject to certain conditions, for either one share of Class A Common Stock or in certain circumstances, at the election of the Company in its capacity as the sole manager of BioTE, the cash equivalent of the market value of one share of Class A Common Stock, pursuant to the terms and conditions of the BioTE A&R LLCA (such exchange rights, as further described in the BioTE A&R LLCA, the “Exchange Rights”).

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing, other than claims against a party that committed fraud with respect to the making of its applicable representation and warranty. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of BioTE, the Company and their respective subsidiaries during the period between execution of the Business Combination Agreement and the Closing. The covenants made under the Business Combination Agreement will not survive the Closing unless, by their terms, they are to be performed in whole or in part after the Closing. Each of the parties to the Business Combination Agreement has agreed to use its commercially reasonable efforts to cause the Business Combination to be consummated after the date of the execution of the Business Combination Agreement in the most expeditious manner practicable.

Conditions to Closing

Under the Business Combination Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Business Combination Agreement and transactions contemplated thereby and certain other matters by requisite vote of the Company’s stockholders (the “Company Stockholder Approval”); (ii) if required, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of a Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement; (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Business Combination Agreement, in each case subject to the certain materiality standards contained in the Business Combination Agreement; and (v) the Company having at least $5,000,001 of net tangible assets upon the Closing, after giving effect to any Company stockholder redemptions. In addition, BioTE’s obligation to consummate the Business Combination is subject to the condition that the Company have at least $125,000,000 of Closing Date Cash

(i.e., the Company’s cash, including cash in its trust account, minus the amounts required for any Company stockholder redemptions, plus the aggregate proceeds to be received by BioTE and its subsidiaries from the Debt Facilities (as defined below) and the aggregate proceeds to be received from any pre-Closing equity financing by the Company) at the Closing. The receipt of $125,000,000 of proceeds of the senior secured term loan facility that have been committed (subject to customary conditions) under the Debt Facilities would be sufficient to satisfy the minimum Closing Date Cash condition described in the preceding sentence.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including only as follows, (i) upon the mutual written consent of the Company and BioTE; (ii) by the Company or BioTE if any applicable law or final, non-appealable Order (as defined in the Business Combination Agreement) is in effect making the consummation of the Business Combination illegal; (iii) by the Company or BioTE if the Closing has not occurred by the Outside Date (as defined in the Business Combination Agreement); or (iv) by the Company, on the one hand, or BioTE, on the other hand, as a result of certain breaches by the counterparties to the Business Combination Agreement that remain uncured after any applicable cure period; provided in each case (i)-(iv) that such termination right is not available to the applicable party if such party exercising the right is in breach of its representations, warranties, covenants, agreements or other obligations under the Business Combination Agreement.

A copy of the Business Combination Agreement will be filed by amendment on Form 8-K/A to this Current Report on Form 8-K (this “Current Report”) within four business days of the date hereof as Exhibit 2.1, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement will be filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Tax Receivable Agreement

Simultaneously with the Closing, the Company, BioTE, the Members and the Members’ Representative will enter into a tax receivable agreement (the “Tax Receivable Agreement”), which will provide for, among other things, payment by the Company to the Members of 85% of the U.S. federal, state and local income tax savings realized by the Company as a result of the increases in tax basis and certain other tax benefits related to the transactions contemplated under the Business Combination Agreement and the exchange of Retained BioTE Units for Class A Common Stock or cash (as more fully described in the Tax Receivable Agreement).

Second Amended and Restated Certificate of Incorporation of the Company and Amended and Restated Bylaws of the Company

In connection with the Closing, the Company will amend and restate (i) subject to receipt of Company Stockholder Approval, its current Certificate of Incorporation by adopting the Second Amended and Restated Certificate of Incorporation of the Company (the “Second A&R Certificate of Incorporation”) and (ii) the current Bylaws of the Company by adopting the Amended and Restated Bylaws of Company (the “A&R Bylaws”), to establish a structure containing Class A Common Stock, which will carry such economic and voting rights as set forth in the Second A&R Certificate of Incorporation and A&R Bylaws, and Class V Voting Stock, which will carry only such voting rights as set forth in the Second A&R Certificate of Incorporation and A&R Bylaws (as more fully described in the Second A&R Certificate of Incorporation and A&R Bylaws).

Second Amended and Restated Limited Liability Company Agreement of BioTE

Immediately prior to the Closing, the Company, BioTE, the Members and the Members’ Representative will enter into the Second Amended and Restated Limited Liability Company Agreement of BioTE (the “BioTE A&R LLCA”), which will, among other things, permit the issuance and ownership of BioTE Units as contemplated to be issued and owned upon the consummation of the Business Combination, designate the Company as the sole manager of BioTE, provide for the Exchange Rights, otherwise amend and restate the rights and preferences of the BioTE Units and set forth the rights and preferences of the BioTE Units, and establish the ownership of the BioTE Units by the persons or entities indicated in the BioTE A&R LLCA, in each case, as more fully described in the BioTE A&R LLCA.

Sponsor Letter Agreement

In connection with the execution of the Business Combination Agreement, the Company, the Sponsor, BioTE and the Members’ Representative have entered into a Sponsor Letter Agreement, dated as of December 13, 2021 (the “Sponsor Letter Agreement”), pursuant to which, among other things, the Sponsor has agreed to (i) vote, at any duly called meeting of stockholders of the Company, in favor of the Business Combination Agreement and the transactions contemplated thereby, (ii) subject to certain exceptions, not to effect any sale or distribution of any of its shares of Class B Common Stock or Buyer Warrants (as defined in the Business Combination Agreement) and (iii) waive any and all anti-dilution rights described in its current Certificate of Incorporation or otherwise with respect to the shares of Class A Common Stock (that formerly constituted shares of Class B Common Stock held by the Sponsor) held by the Sponsor that may be implicated by the Business Combination such that the Class B Common Stock Conversion will occur as discussed herein (and as more fully described in the Sponsor Letter Agreement).

A copy of the Sponsor Letter Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 10.1, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Investor Rights Agreement

At the Closing, the Company, the Members, the Sponsor, the Members’ Representative and certain other parties will enter into an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things, (i) the Registration Rights Agreement, dated as of March 1, 2021, entered into by them in connection with the Company’s initial public offering will be terminated, (ii) the Company will provide certain registration rights for the shares of Class A Common Stock held by the Members, the Sponsor, and certain other parties, (iii) the Members will agree not to, subject to certain exceptions, transfer, sell, assign or otherwise dispose of the shares of Class A Common Stock and the BioTE Units held by such Members, as applicable, for six months following the Closing, and the Member Earnout Units until the date such securities have been earned in accordance with the Business Combination Agreement and (iv) the Sponsor will agree not to, subject to certain exceptions, transfer, sell, assign or otherwise dispose of its (a) shares of Class A Common Stock (other than the Sponsor Earnout Shares) for six months following the Closing, (b) Sponsor Earnout Shares until the date such securities have been earned in accordance with the Business Combination Agreement and (c) warrants issued to the Sponsor pursuant to that certain Private Placement Warrants Purchase Agreement, dated March 1, 2021, by and among the Company and the Sponsor, and the underlying shares of Class A Common Stock, for 30 days following the Closing Date (in each case, as more fully described in the Investor Rights Agreement).

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report with respect to the issuance of the Company’s common stock pursuant to the Business Combination Agreement is incorporated by reference herein. The common stock issuable in connection with the transactions contemplated by the Business Combination will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On December 13, 2021, the Company issued a press release announcing that on December 13, 2021, it executed the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is the investor presentation that will be used by the Company in connection with the Business Combination.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Debt Commitment Letter

BioTE Medical, LLC, a subsidiary of BioTE (“BioTE Medical”), has entered into a debt commitment letter with Truist Bank and Truist Securities, Inc. to obtain (i) a $50,000,000 senior secured revolving credit facility in favor of BioTE Medical and (ii) a $125,000,000 senior secured term loan facility in favor of BioTE Medical (together, the “Debt Facilities”).

Important Information About the Business Combination and Where to Find It

This Current Report relates to a Business Combination between the Company and BioTE. A full description of the terms of the Business Combination will be provided in a proxy statement to be filed with the SEC by the Company, which will be mailed to its stockholders once definitive. This Current Report does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the Business Combination, as these materials will contain important information about BioTE, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Haymaker, 501 Madison Avenue, 12th Floor, New York, NY 10022.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s registration statement on Form S-1, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to the Company, 501 Madison Avenue, 12th Floor, New York, NY 10022. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

BioTE and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the Business Combination between the Company and BioTE, the benefits of the transaction, the amount of cash the transaction will provide BioTE, the anticipated timing of the transaction, the services and markets of BioTE, the Company’s expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate”, “believe”, “expect”, “may”, “could”, “will”, “potential”, “intend”, “estimate”, “should”, “plan”, “predict”, or the negative or other variations of such statements, reflect the Company’s management’s current beliefs and assumptions and are based on the information currently available to the Company’s management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Business Combination Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following any redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the transaction on BioTE’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of BioTE; (viii) the outcome of any legal proceedings that may be instituted against BioTE or the Company related to the Business Combination Agreement or the proposed transaction; (ix) the ability to maintain the listing of the Company’s securities on a national securities exchange; (x) changes in the competitive industries in which BioTE operates, variations in operating performance across competitors, changes in laws and regulations affecting BioTE’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and BioTE’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiv) the inability to complete the Truist debt financing; and (xv) risks and uncertainties related to BioTE’s business, including, but not limited to, those related to regulation, its supply chain, its executive influence, its limited operating history, highly competitive markets and competition, data privacy and cybersecurity, its ability to grow, its financial condition and potential dilution, its forecasts, expansion, intellectual property, current or future litigation, capital requirements and the need for additional capital, physician training, relationships with physicians, its key employees and qualified personnel, third-party manufacturers, regulatory scrutiny of the pharmacy compounding industry, health care fraud and abuse, HIPAA, and its nutraceutical business. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of proxy statement, when available, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and neither BioTE nor the Company assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Neither the Company nor BioTE gives any assurance that either the Company or BioTE, or the combined company, will achieve its expectations.

Non-Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, BioTE or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 13, 2021.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP. III

By:	/s/ Christopher Bradley
Name:	Christopher Bradley
Title:	Chief Financial Officer

Date: December 13, 2021